                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 19, 1998
                                                  -------------



                             CONSO PRODUCTS COMPANY
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



      South Carolina                  0-22942                  57-0986680
----------------------------       -------------           -------------------
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)             File Number)           Identification No.)



 513 North Duncan Bypass, Union, South Carolina          29379
 ----------------------------------------------          -----
    (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: 803/427-9004
                                                    ------------

                                 Not applicable
             -----------------------------------------------------
         (Former name or former address, if changed since last report.)






                                 Page 1 of 148
                            Exhibit Index on Page 5

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On June 19, 1998, the Registrant acquired all of the capital stock of Simplicity Capital Corporation, a Delaware corporation ("Simplicity"), from its shareholders for a total consideration of $33,000,000 in cash. Under the terms of the Stock Purchase Agreement dated June 10, 1998 pursuant to which such acquisition was effected, portions of the total consideration paid to the Simplicity shareholders were applied to the expenses of the selling shareholders (including expenses previously advanced by Simplicity and an escrow of $100,000 for expenses identified after the closing) and to the payment, satisfaction and discharge of other outstanding securities and claims of the selling shareholders so that upon closing of the acquisition the Registrant owned all of the capital stock of Simplicity and all other securities and claims of the shareholders of Simplicity were paid, satisfied and discharged. The acquisition is being accounted for as a purchase. The Simplicity shareholders consisted of 34 individuals and institutions, including management and certain institutional investors and their principals.

         Prior to the acquisition, there was no material relationship between Simplicity and its shareholders and the Registrant or any of its affiliates, directors or officers or associates of such directors or officers. Funds for the acquisition were provided by NationsBank, N.A. ("NationsBank") pursuant to a Modified and Restated Loan Agreement dated June 19, 1998 (the "Loan Agreement") among NationsBank, the Registrant, and Simplicity Pattern Co. Inc., a Delaware corporation and indirect wholly-owned subsidiary of Simplicity ("Simplicity Pattern"). The Loan Agreement provides for (i) revolving loans of up to $30,000,000, (ii) letters of credit in an amount up to $3,000,000 and
(iii) a term loan of $20,000,000. The loan is a refinancing of the Registrant's existing credit facility with NationsBank, and is secured by substantially all of the assets of the Registrant and Simplicity Pattern. The revolving loan provides for advances of up to $30,000,000, including advances of up to (pound)7,000,000 (in British pounds sterling) to British Trimmings Limited, an English company and wholly-owned subsidiary of the Registrant. The revolving loan bears interest at the rate of LIBOR plus a margin that varies based on the Registrant's ratio of Funded Indebtedness to EBITDA (7.15625% at June 19,
1998). The term loan bears interest at a rate of 7.4% per annum.

         Simplicity and its subsidiaries are engaged in the business of designing, producing and selling patterns and pattern catalogs for apparel, costumes, crafts, home decorations, and other home sewing applications. Headquartered in New York City, Simplicity owns and operates production facilities in Niles, Michigan and maintains sales offices in six countries. The Registrant plans to continue Simplicity's business as a subsidiary or division of the Registrant.



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of businesses acquired.

         The financial statements required by Item 7(a) of Form 8-K with respect to Simplicity are not available and it is impracticable to provide them at the time this report is being filed. The Registrant will file such financial statements as an amendment to the Form 8-K as soon as practicable and in any event no later than September 4, 1998 (60 days after the date this report on Form 8-K must be filed).

         (b) Pro forma financial information.

         The pro forma financial information required by Item 7(b) of Form 8-K with respect to the acquisition of Simplicity is not available and it is impracticable to provide such information at the time this report is being filed. The Registrant will file such pro forma financial information as an amendment to the Form 8-K as soon as practicable and in any event no later than September 4, 1998 (60 days after the date this report on Form 8-K must be filed).

         (c)  Exhibits

         2 Stock Purchase Agreement dated June 10, 1998 among Conso Products Company, Simplicity Capital Corporation, and the Sellers, Sellers Representative and Escrow Agent named therein.

         10.1 Modified and Restated Loan Agreement dated June 19, 1998 among NationsBank, N.A., Conso Products Company and Simplicity Pattern Co. Inc.

         10.2 Promissory Note dated June 19, 1998 issued by Conso Products Company and Simplicity Pattern Co. Inc. in favor of NationsBank, N.A. in the original principal amount of $20,000,000.

         10.3 Promissory Note dated June 19, 1998 issued by Conso Products Company and Simplicity Pattern Co. Inc. in favor of NationsBank, N.A. in the original principal amount of up to $30,000,000.

         10.4 Promissory Note dated June 19, 1998 issued by British Trimmings Limited in favor of NationsBank, N.A. in the original principal amount of up to (pound)7,000,000.



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           CONSO PRODUCTS COMPANY



                                           By:  /s/ J. Cary Findlay
                                               --------------------------------
                                               Name:         J. Cary Findlay
                                               Title:        Chairman

Dated:  July 6, 1998



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

                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    EXHIBITS

                                    FORM 8-K
                                 CURRENT REPORT

Date of Report                                           Commission File Number
June 19, 1998                                                           0-22942


                             CONSO PRODUCTS COMPANY

                                 EXHIBIT INDEX


Exhibit No                                  Exhibit Description
-----------                                 -------------------
     2                              Stock Purchase Agreement dated June 10,
                                    1998 among Conso Products Company,
                                    Simplicity Capital Corporation, and the
                                    Sellers, Sellers Representative and Escrow
                                    Agent named therein. (Page 6 of the
                                    sequentially numbered pages).

     10.1                           Modified and Restated Loan Agreement dated
                                    June 19, 1998 among NationsBank, N.A.,
                                    Conso Products Company and Simplicity
                                    Pattern Co. Inc. (Page 92 of the
                                    sequentially numbered pages).

     10.2 Promissory Note dated June 19, 1998 issued by Conso Products Company and Simplicity
                                    Pattern Co. Inc. in favor of NationsBank,
                                    N.A. in the original principal amount of $20,000,000. (Page 127 of the sequentially numbered pages).

     10.3 Promissory Note dated June 19, 1998 issued by Conso Products Company and Simplicity
                                    Pattern Co. Inc. in favor of NationsBank,
                                    N.A. in the original principal amount of up to $30,000,000. (Page 131 of the sequentially numbered pages).

     10.4 Promissory Note dated June 19, 1998 issued by British Trimmings Limited in favor of NationsBank, N.A. in the original principal amount of up to (pound)7,000,000. (Page 138 of the sequentially numbered pages).


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